EXHIBIT 99.1

Recruiter.com Ignites a New Era of AI-Powered Growth with Strategic Corporate Restructuring and Anticipated Acquisition of GoLogiq Fintech Assets

Strategic acquisitions, new leadership, and AI-powered solutions pave a robust path towards sustainable growth.

Recruiter.com Group, Inc. (NASDAQ: RCRT) (NASDAQ: RCRTW) ("Recruiter.com" or the "Company"), a recruiting solutions provider, today announced a comprehensive strategic reorganization designed to streamline operations and enhance stakeholder value.

Strategic Acquisition and Spin-off

The Company has announced a definitive agreement (“Agreement”) for a planned purchase of the fintech assets of GoLogiq, Inc. (OTC:GOLQ) (“GoLogiq”), a U.S.-based global innovator of fintech and consumer data analytics. The Agreement values the combined companies at approximately $105 million, with existing Recruiter.com shareholders maintaining approximately 16%. Recruiter.com will continue to be listed on the Nasdaq Capital Market and plans to change its name to a name and branding that would reflect the new fintech focus of the combined company.  Concurrently, Recruiter.com’s existing operating business, assets, and liabilities are planned to be spun off into a new entity focused on artificial intelligence-related businesses in the work technology sector, publicly quoted on the OTC Market ("AI Company"). Shareholders of record as of the record date ("Shareholders") will then hold two securities — Recruiter.com and the AI Company.

"Successfully growing from $8M revenue in 2020 to $25M in 2022, Recruiter.com now prepares to bifurcate into two distinct public entities," stated Evan Sohn, CEO of Recruiter.com. "This strategic response allows the Nasdaq listing to converge with GoLogiq's fintech operations, while Recruiter.com’s growth and AI-related operations transition to the OTC Markets. This significant move sets the stage for Shareholders to be a part of two promising ventures in next-generation financial and workforce technologies."

Groundbreaking AI Technology and Strategic Initiatives

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Recruiter.com has recently launched a suite of innovative products related to AI and ChatGPT. These include the Candidate Pitch software, designed to supercharge recruiters' efficiency by instantly creating summaries of job applicants, and a unique learning experience called Recruiting with ChatGPT, which upskills recruiters in using emerging generative technologies.

Additional strategic initiatives include leveraging the engagement of the Company’s 1.1-million-member LinkedIn Group, the Artificial Intelligence Exchange, a specialized forum for discussions on AI, to bring attention to the Company’s products and services. The Company also plans to expand its Mediabistro business, already a leading career site in the media industry, into new media technologies, such as Augmented and Virtual Reality, Spatial Computing, and Gaming.

These AI and technology assets and operations, along with others, are planned to be transferred to a new subsidiary of the Company, before the subsidiary is spun out as the AI Company, which will be owned by Shareholders.

Transition in Leadership

Evan Sohn, the current CEO of Recruiter.com, has stepped down from the CEO position, effective June 2, 2023. However, he will remain active within the Company as Executive Chairman, focusing on strategic ventures including the closing of the GoLogiq business combination and the orchestrated spinout of the AI Company.

Miles Jennings, a co-founder and the current President and COO of Recruiter.com, has assume the CEO role indefinitely. Having grown the Company from inception to its Nasdaq listing, and recently spearheaded the launch of new AI initiatives, Jennings brings a wealth of experience and forward-looking leadership to his new role.

Incoming CEO Jennings remarked, "Under Evan's guidance, Recruiter.com dramatically expanded our revenue base and established numerous beneficial partnerships. These achievements underscore our resilience and adaptability. As I prepare to take on this new role, I am enthusiastic about aligning our strategic initiatives to unlock further value for our shareholders. Our transition towards technology solutions, along with our streamlined operational footprint, should firmly position our Company as a forerunner in the AI solutions landscape, and we believe this transformation will drive sustainable, long-term shareholder value."

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About Recruiter.com Group, Inc.

Recruiter.com is an on-demand recruiting platform providing flexible talent acquisition solutions that scale from startups to the Fortune 100. With an on-tap network of thousands of recruiting professionals and recruitment marketing automation, Recruiter.com helps businesses solve today's complex hiring challenges.

For investor information, visit https://investors.recruiter.com

Please follow social media channels for additional updates:

•	LinkedIn Recruiter Network Group: https://www.linkedin.com/groups/42370/
•	LinkedIn Company Page: https://www.linkedin.com/company/1240434
•	Twitter Company Page: https://twitter.com/recruiterdotcom
•	Facebook Company Page: https://www.facebook.com/RecruiterDotCom

No Regulatory Endorsement

INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Information and Where to Find It

This press release is being made in respect of the proposed asset purchase transaction (the "Merger") involving Recruiter.com and GoLogiq SPV, or similarly named subsidiary formed for the purpose of effectuating the Agreement that will hold the contributed fintech assets of GoLogiq. Recruiter.com intends to file a registration statement on Form S-4 (or such other form as it might determine to be applicable) with the Securities and Exchange Commission (the "SEC"), which will include a proxy statement for Recruiter.com shareholders and which will also serve as a prospectus related to offers and sales of the securities of Recruiter.com after the merger. Recruiter.com will also file other documents regarding the Merger with the SEC.

Before making any voting or investment decision, investors and security holders of Recruiter.com and GoLogiq are urged to carefully read the entire registration statement and proxy statement/prospectus, when they become available, and any other relevant documents filed with the SEC, as well as any amendments or supplements to these documents, because they will contain important information about the proposed transaction. The documents filed with the SEC may be obtained free of charge at the SEC's website at www.sec.gov.

In addition, the documents filed with the SEC may be obtained free of charge from Recruiter.com's website at investors.recruiter.com.

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Participants in the Solicitation

Recruiter.com and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in favor of the approval of the Merger. Information regarding Recruiter.com's directors and executive officers and other persons who may be deemed participants in the solicitation may be obtained by reading the registration statement and the proxy statement/prospectus and other relevant documents filed with the SEC when they become available. Free copies of these documents may be obtained as described above.

Forward-Looking Statements

Certain statements made herein that are not historical facts are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include without limitation, Recruiter.com's and GoLogiq's expectations with respect to the Merger between Recruiter.com and GoLogiq SPV, or similarly named subsidiary formed for the purpose of effectuating the Agreement that will hold the contributed fintech assets of GoLogiq, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the implied valuation of GoLogiq, and the products and services offered by GoLogiq. Words such as "believe," "project," "expect," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue," "will likely result," and similar expressions are intended to identify such forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Recruiter.com's and GoLogiq's control and are difficult to predict. Factors that may cause actual future events to differ materially from the expected results, include, but are not limited to: (i) the risk that the merger between Recruiter.com and GoLogiq SPV (or similarly formed subsidiary to effectuate the transaction) may not be completed in a timely manner or at all, which may adversely affect the price of the securities of Recruiter.com, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Agreement by the stockholders of Recruiter.com and GoLogiq's, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement, (iv) the receipt of an unsolicited offer from another party for an alternative transaction that could interfere with the Merger, (v) the effect of the announcement or pendency of the transaction on GoLogiq's business relationships, performance, and business generally, (vi) the inability to recognize the anticipated benefits of the Merger, which may be affected by, among other things, competition and the ability of the post-Merger company to grow and manage growth profitability and retain its key employees, (vii) costs related to the Merger, (viii) the outcome of any legal proceedings that may be instituted against Recruiter.com and GoLogiq following the announcement of the proposed merger, (ix) the ability to maintain the listing of Recruiter.com's securities on Nasdaq, (x) the ability to implement business plans, forecasts, and other expectations after the completion of the Merger, and identify and realize additional opportunities, (xi) the risk of downturns and the possibility of rapid change in the highly competitive industry in which GoLogiq operates, (xii) the risk that GoLogiq may not sustain profitability, (xiii) the risk that GoLogiq may need to raise additional capital to execute its business plan, which many not be available on acceptable terms or at all, (xiii) the risk that third-party suppliers and manufacturers are not able to fully and timely meet their obligations, (xiv) the risk of product liability or regulatory lawsuits or proceedings relating to the products and services of GoLogiq, (xv) the risk that GoLogiq is unable to secure or protect its intellectual property, (xvi) the risk that the securities of the post-Merger company will not be approved for listing on Nasdaq or if approved, maintain the listing, and (xvii) other risks and uncertainties indicated in the filings that are made from time to time with the SEC by Recruiter.com (including those under the "Risk Factors" sections therein). The foregoing list of factors is not exhaustive. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Recruiter.com and GoLogiq assume no obligation and do not intend, to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Company Contact:

Miles Jennings

CEO

investors@recruiter.com

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